Public Service Enterprise Group Financial Results and Conference Call 3rd QUARTER 2 NOV 2021 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; lack of growth or slower growth in the number of customers or the failure of our Conservation Incentive Program to fully address a decline in customer demand; any equipment failures, accidents, severe weather events, acts of war or terrorism or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers; any inability to recover the carrying amount of our long-lived assets; any inability to maintain sufficient liquidity; the impact of cybersecurity attacks or intrusions or other disruptions to our information technology or other systems; the impact of the ongoing coronavirus pandemic; the impact of our covenants in our debt instruments on our operations; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements; risks associated with the timeline and ultimate completion of the sale of our fossil generating fleet; the failure to complete, or delays in completing, our proposed investment in the Ocean Wind offshore wind project, or following the completion of our initial investment in the project, the failure to realize the anticipated strategic and financial benefits of the project; fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; disruptions or cost increase in our supply chain, including labor shortages; market risks impacting the operation of our generating stations; changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; third-party credit risk relating to our sale of generation output and purchase of fuel; any inability of PSEG Power to meet its commitments under forward sale obligations; reliance on transmission facilities to maintain adequate transmission capacity for our power generation fleet; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the absence of a long-term legislative or other solution for our New Jersey nuclear plants that sufficiently values them for their carbon-free, fuel diversity and resilience attributes, or the impact of the current or subsequent payments for such attributes being materially adversely modified through legal proceedings; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning and transmission returns; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental regulations and enforcement; changes in tax laws and regulations; and delays in receipt of, or an inability to receive, necessary licenses and permits. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income/(Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income/(Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward-looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com.

PSEG Q3 2021 Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q3 2021 Third Quarter Highlights Net Loss of ($3.10) per share in Q3 2021 vs. Net Income of $1.14 per share in Q3 2020 Non-GAAP Operating Earnings* of $0.98 per share in Q3 2021 vs. $0.96 in Q3 2020 Raising full year 2021 non-GAAP Operating Earnings Guidance to $3.55 - $3.70 per share** based on results to date from $3.50 - $3.65 per share, re-affirming 2022 non-GAAP Operating Earnings Guidance of $3.30 - $3.60 per share PSE&G results reflect ongoing investment in electric and gas infrastructure and several one-time items PSEG Power results reflect re-contracting and power market impacts partly offset by cessation of Fossil depreciation PSEG Fossil sale announced; expected to close in late Q4 2021 or early Q1 2022 Operational Excellence Energy Strong investments made after Superstorm Sandy and Hurricane Irene minimized electric service outages during substantial flooding in recent Tropical Storm Ida Nuclear operations achieved an average capacity factor of 94.8% for Q3 2021 and 93% for YTD 2021 Disciplined Investment PSE&G on track to invest $2.7 billion in 2021 in electric and gas infrastructure to upgrade transmission and distribution facilities, and enhance reliability and increase resiliency. PSE&G’s 5-year capital program increased by $1 billion to $14 billion - $16 billion with pending Q4 filing of ~$848 million Infrastructure Advancement Program * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Includes ~$0.10 per share of cessation of depreciation expense following Fossil assets move to assets held for sale in August 2021.

Regulatory and Policy Initiatives Update CEF=Clean Energy Future; NJBPU=New Jersey Board of Public Utilities; ROE=Return on Equity; ZEC=Zero Emissions Certificate; OREC=Offshore Wind Renewable Energy Certificate; MOPR=Minimum Offer Pricing Rule; PSC=Public Service Commission State Regulatory Proceedings PSE&G intends to submit a jobs and economic stimulus focused Infrastructure Advancement Program filing in Q4 2021, an ~$848 million, four-year investment program NJBPU working with PJM in conducting first-ever “State Agreement Approach” open window to procure transmission solutions which support NJ’s 7,500 MW offshore wind target by 2035; PSEG submitted several proposals for both onshore and offshore solutions, decision anticipated Q3/Q4 2022 Investment Priorities Aligned with NJ’s Clean Energy Agenda PSEG completed acquisition of 25% interest in Ørsted's 1,100 MW Ocean Wind (2025 fully in service) project to expand its zero-carbon fleet with contracted, renewable generation supporting New Jersey’s goal of 100% clean energy by 2050 Remaining ~$0.2 billion of CEF filings (Vehicle Innovation, Energy Storage) pending conclusion of stakeholder proceedings Federal Energy Regulatory Commission (FERC) / PJM FERC approved settlement agreement on transmission ROE effective August 1; formula rate base ROE reset at 9.9% FERC focused on reforms to facilitate integration of renewable resources including making changes to transmission planning and cost allocation PSEG’s nuclear units receiving ZECs and future offshore wind generation receiving ORECs will not be subject to the MOPR due to PJM reform filing FERC approved delay of next PJM capacity auction to January 25, 2022 FERC eliminated the default offer cap and adopted a unit-specific approach to reviewing capacity market offers, which will likely put downward pressure on clearing prices Washington DC PSC Commissioner Willie Phillips (D) confirmation hearing held in October; if confirmed, will return FERC to a full panel

Non-GAAP Operating Earnings* Contribution by Subsidiary 2020 Actual and 2021E Guidance E = Estimate. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). ** Based on the mid-point of 2021 non-GAAP Operating Earnings guidance of $3.55 - $3.70E per share. Includes ~$0.10 per share of cessation of depreciation expense following Fossil assets move to assets held for sale in August. The total of the subsidiary guidance ranges are wider than the consolidated $0.15 band to allow for variability by business, as they are often offset in consolidated results. $3.55 – $3.70E PSEG – Raising Full Year 2021 Guidance Based on solid results at PSE&G and Power through the first nine months, and the cessation of Fossil depreciation with held for sale classification

PSEG Sustainability & ESG Summary

Leadership

- PSEG has joined the United Nations Race to Zero and the Business Ambition for 1.5°C campaigns
- Clean Energy Future: PSE&G has received regulatory approvals to invest $2 billion to decarbonize the New Jersey economy
- PSEG accelerates climate vision for Net Zero emissions to 2030 from 2050 for PSE&G and Power generation for direct emissions (Scope 1) and indirect emissions from operations (Scope 2)
- PSEG Power is now coal-free
- PSEG completed acquisition of a 25% interest in Ocean Wind, NJ's first Offshore Wind farm
- Regulated solar energy investments total ~$1B
- New Sustainability and Climate Report follows TCFD and is SASB compliant
- PSEG Performance Report
- PSEG ESG Disclosures

Policies & Goals

- PSEG is a vocal advocate for an economy-wide price on carbon emissions and preserving nuclear power plants for their carbon-free attributes
- Committed to rigorous oversight of political contributions and transparency in disclosure
- Diversity, Equity & Inclusion Commitment
- Human Rights Policy
- LGBTQ+ Inclusion Pledge
- PSEG's long-term ESG goals and business strategy are aligned with many of the U.N.'s Sustainable Development Goals as indicated by the colored boxes below



SUSTAINABLE DEVELOPMENT GOALS

Recognition & Scores

- Member of S&P Sustainability Yearbook 2021
- Named to Dow Jones Sustainability Index – North America 13 years in a row
- Among 2021 America's Most Responsible Companies by Newsweek
- Named to the current Forbes Lists of:
  Best Employers for Diversity
  Best Large Employers
  Best Employers for Veterans
- PSEG ESG Vital Signs: Relative Scores*



MSCI
PEERS
AA
PSEG in top 20% of all MSCI rated companies
SSGA R-Factor
PEERS
69
PSEG is top 10%-30% of SSGA's Industry rated companies
Bloomberg Disclosure
PEERS
56
Sustainalytics
PEERS
71
ISS
PEERS
CPA-Zicklin Index
PEERS
85.7
Worse
PEER AVG
PSEG
Better

PSEG

TCFD=Task Force on Climate-Related Financial Disclosures; SASB=Sustainability Accounting Standards Board; Scope 1 are direct emissions from power generation, vehicle fleets and methane, SF_6 and refrigerant leaks; Scope 2 are indirect emissions from operations from purchased energy of electric and gas and line losses.
* Scores from best to worst: MSCI – AAA to CCC, ISS - 1 to 10, Others - 100% to 0%; PSEG ESG scores as of September 30, 2021

8

PSEG accelerates climate vision to Net-Zero 2030


~22% Methane Reduction Target
2023
~60% Methane Reduction Target*
2030
New PSEG Net-Zero GHG Vision
2030
Original PSEG Power 80% GHG Reduction Target
2046
Original PSEG Power Net-Zero Vision
2050

PSEG's Three-Pronged 2030 Climate Vision

- Provide GHG-free generation
- Achieve Net-Zero operations for regulated electric and gas utility and carbon-free generation at PSEG Power (Scope 1 & 2 emissions)
- Enable economy-wide decarbonization

PSEG

* Forecast to 2030 based on current and potential future accelerated gas main replacement in future Gas System Modernization Programs. GHG=Greenhouse Gas

9

PSEG delivering solid results
and sustainable dividend growth

2021 Financial Highlights

- Raising full year 2021 non-GAAP Operating Earnings guidance to **$3.55 - $3.70** per share from $3.50 - $3.65 per share
- PSE&G expected to contribute **~80%** of 2021 non-GAAP Operating Earnings, expected to grow to **~90%** in 2022
- PSEG's 5-year capital spending forecast of **$15B - $17B**, with **90%** directed to PSE&G, expected to produce **~6.5% - 8%** compound annual growth in rate base over 2021 – 2025
- PSEG Power's 2021 gross margin secured via energy hedges, capacity revenues, ZECs and ancillary service payments
- PSEG increased the 2021 indicative annual common dividend by $0.08 to **$2.04** per share; 2022 indicative annual common dividend growing by $0.12 to **$2.16** per share
- Expect strong cash flow will enable funding PSEG's 5-year capital spending program through 2025 without the need to issue new equity

PSEG non-GAAP Operating Earnings*



($/Share)
$2.93
$3.12
$3.28
$3.43
$3.70E
to
$3.55E
2017
2018
2019
2020
2021E**

E=Estimate.
* See slide A for items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings.
** 2021 non-GAAP Operating Earnings guidance of $3.55 - $3.70E per share includes ~$0.10 per share of cessation of depreciation expense following Fossil assets move to assets held for sale in August.

PSEG Annual Common Dividend



($/Share)
$1.72
$1.80
$1.88
$1.96
$2.04*
2017
2018
2019
2020
2021E

E=Estimate
Note: All future decisions regarding dividends on common stock are subject to approval by the Board of Directors.
*Indicative annual 2021 PSEG common dividend rate per share.

PSEG

10

PSEG Q3 2021 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q3 Results by Subsidiary Net Income/(Loss) 2021* 2020 Change PSE&G $ 0.77 $ 0.61 $ 0.16 PSEG Power $ (3.84) $ 0.51 $ (4.35) PSEG Enterprise/Other $ (0.03) $ 0.02- $ (0.05) Total PSEG $ (3.10) $ 1.14 $ (4.24) Non-GAAP Operating Earnings** 2021* 2020 Change PSE&G $ 0.77 $ 0.61 $ 0.16 PSEG Power $ 0.23 $ 0.33 $ (0.10) PSEG Enterprise/Other $ (0.02) $ 0.02 $ (0.04) Total PSEG* $ 0.98 $ 0.96 $ 0.02 * Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. ** See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power. PSEG Q3 EPS Summary – Quarter ended September 30

PSEG EPS Reconciliation – Q3 2021 versus Q3 2020



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($3.00)
($3.20)
$ / share
$1.14
$0.96
0.16
(0.10)
(0.04)
$0.98
($3.10)
Transmission 0.01
Electric Margin 0.02
2020 Gas Weather Normalization Clause Reversal 0.04
Other Revenue 0.01
Distribution O&M 0.01
Distribution Depreciation (0.01)
Distribution Non-Operating Pension/OPEB 0.02
Distribution Taxes 0.06
Capacity (0.01)
Re-contracting & Market (0.11)
Sale of Solar Source (0.02)
Gas Operations (0.02)
O&M (0.01)
Depreciation & Interest 0.08
Taxes & Other (0.01)
Higher Taxes and O&M
Q3 2020 Net Income
Q3 2020 Operating Earnings (non-GAAP)*
PSE&G
PSEG Power
PSEG Enterprise / Other
Q3 2021 Operating Earnings (non-GAAP)*,**
Q3 2021 Net Loss**

* See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power.

** Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

13

PSEG – YTD Results by Subsidiary Net Income/(Loss) 2021* 2020 Change PSE&G $ 2.33 $ 2.04 $ 0.29 PSEG Power $ (4.48) $ 0.87 $ (5.35) PSEG Enterprise/Other $ (0.02) $ - - $ (0.02) Total PSEG $ (2.17) $ 2.91 $ (5.08) Non-GAAP Operating Earnings** 2021* 2020 Change PSE&G $ 2.32 $ 2.04 $ 0.28 PSEG Power $ 0.65 $ 0.74 $ (0.09) PSEG Enterprise/Other $ (0.01) $ - - $ (0.01) Total PSEG* $ 2.96 $ 2.78 $ 0.18 PSEG YTD EPS Summary – Nine Months ended September 30 * Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the nine months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. ** See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power.

PSEG EPS Reconciliation – YTD 2021 versus YTD 2020


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($2.00)
($2.50)
$ / share
$2.91
$2.78
0.28
Transmission 0.04
Electric Margin 0.04
Gas Margin 0.04
Weather & 2020 Gas Weather Normalization Clause Reversal 0.04
Distribution Depreciation (0.03)
Distribution Non-Operating Pension/OPEB 0.06
Distribution Taxes 0.07
Other 0.02
(0.09)
Capacity 0.04
Re-contracting & Market (0.17)
Sale of Solar Source (0.03)
Gas Operations 0.02
O&M (0.02)
Depreciation & Interest 0.11
Taxes & Other (0.04)
(0.01)
Higher O&M and Lower Interest
$2.96
($2.17)
YTD 2020 Net Income
YTD 2020 Operating Earnings (non-GAAP)*
PSE&G
PSEG Power
PSEG Enterprise / Other
YTD 2021 Operating Earnings (non-GAAP)*,**
YTD 2021 Net Loss**

* See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power.

** Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the nine months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

Note: Prior quarters may not add due to rounding

PSEG

15

Public Service Electric & Gas Q3 2021 Review

$ / share PSE&G EPS Reconciliation – Q3 2021 versus Q3 2020 Distribution O&M 0.01 Distribution Depreciation (0.01) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes 0.06 Transmission 0.01 Electric Margin 0.02 2020 Gas Weather Normalization Clause Reversal 0.04 Other 0.01 * Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended September 30, 2021 as their impact was antidilutive to GAAP results.

PSE&G – Q3 Weather Summary PSE&G Monthly Weather Summary Monthly Temperature Humidity Index – Q3 2021 vs. Q3 2020 vs. Normal Q3 2021 temperature humidity index was 4% warmer than Q3 2020 and 22% warmer than normal 2020 2021 normal Total Hours 90°F or Greater – YTD 2021 vs. YTD 2020 vs. Normal Q3 2021 hours with temperature greater than 90°F was 2% lower than Q3 2020 and 19% higher than normal YTD 2021 hours with temperature greater than 90°F was 64% higher than YTD 2020 and normal 2020 2021 normal

Infrastructure Advancement Program

Investment	$ millions	Components
Last Mile - Reliability	$206	Underground cable replacement, spacer cable, pole upgrades, open wire secondary, etc. to improve reliability
Last Mile - Make-ready investments for EV infrastructure and DER penetration	91	Investments in secondary line upgrades and capacitor bank upgrades to support the aggressive electrification of the transportation sector and the penetration of distributed energy resources (DERs) (customer-sited solar)
Inside Plant	277	Investment in a lifecycle program focused on modernization of 6 substations and aging 26kV oil-filled circuit breakers
PSE&G facility EV infrastructure	134	Install ~2,000 EV chargers and associated infrastructure at 65 PSE&G locations to support PSE&G's transition to an electric fleet
Gas Metering and Regulating stations	140	Investment in a lifecycle program focused on modernization of 7 Metering and Regulating stations
Program Total	**~ $848**	

4-year distribution investment program to improve reliability, reduce emissions and create jobs; to be filed with NJBPU Q4 2021 and expected to start mid-2022

With long runway to address last mile reliability and continue lifecycle replacement for major equipment as well as job creation

PSEG

19

Electric Distribution - Last mile investment program Last mile electric system modernization investments: Targeted asset replacements – Poles, overhead equipment, secondary lines, etc. Storm hardening – Rebuild lower performing circuits, install spacer cable, consider undergrounding Underground network – Rebuild manhole and conduit system and secondary cables in at risk areas Capacitor upgrades – Smart controllers to better manage circuit voltage Focused investment program with long runway will modernize the system and improve reliability for customers who are more dependent on the system than ever before

PSE&G – Q3 Highlights Operations PSE&G OSHA Recordable Incident Rate and Days Away From Work Severity Rate at top decile performance year-to-date For Q3 2021, residential electric and gas customers grew ~1.5% each versus Q3 2020 For the trailing 12 months ended September 30, weather-normalized electric sales were flat while gas sales increased by 2% Rollout of nearly $2 billion of CEF programs in EE, AMI and EV Infrastructure in process Regulatory and Market Environment Conservation Incentive Program, effective since June for electric and started October 1 for gas, provides recovery for variations in customer usage; margin can still vary based on the actual number of customers Several New Jersey natural gas utilities, including PSE&G, filed a joint motion to waive the 30-day notice provision allowing the self-implementation of up to a 5% increase in residential gas rates on December 1 Financial PSE&G invested approximately $670 million in Q3 and $1.95 billion year-to-date September 30, on track to invest $2.7 billion in 2021 in T&D infrastructure upgrades and rollout of CEF programs In August, PSE&G issued $425 million of 1.90% Secured, Medium-Term Notes, Series N, due August 2031 PSE&G 2021 Net Income guidance raised to $1,430 million - $1,480 million from $1,420 million - $1,470 million

PSEG Power Q3 2021 Review

PSEG Power EPS Reconciliation – Q3 2021 versus Q3 2020



$0.55
$0.50
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
($3.80)
($3.85)
$ / share
$0.51
$0.33
(0.16)
0.06
$0.23
($3.84)
Capacity (0.01)
Re-contracting & Market (0.11)
Sale of Solar Source (0.02)
Gas Operations (0.02)
O&M (0.01)
Depreciation & Interest 0.08
Taxes & Other (0.01)
Q3 2020 Net Income
Q3 2020 Operating Earnings (non-GAAP)*
Q3 2021 Operating Earnings (non-GAAP)*,**
Q3 2021 Net Loss**

PSEG

* See Slide B for Items excluded from Net Income /(Loss) to reconcile to Operating Earnings (non-GAAP).

** Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

23

PSEG Power – Q3 & YTD Generation Measures * Indicates Period Net Generation. Excludes Solar and Kalaeloa. ** Excludes peaking and steam generation. PSEG Power – YTD Generation (GWh)* PSEG Power – Capacity Factors (%)* Quarter ended September 30 Nine Months ended September 30 2020 2021 ($ millions) 2020 2021 $ 115 $ 138 Fossil $ 310 $ 401 $ 50 $ 49 Nuclear $ 144 $ 143 $ 165 $ 187 Total Fuel Cost $ 454 $ 544 14,903 14,867 Total GWh* Generation 40,819 40,760 11.07 12.58 $ / MWh 11.12 13.35 PSEG Power – Fuel Costs* Quarter ended September 30 Nine Months ended September 30 2020 2021 2020 2021 58.4% 58.7% Combined Cycle** 49.0% 49.0% 95.7% 94.8% Nuclear 94.2% 93.0% 40,819 40,760 Q3 Generation (GWh)* 6,716 6,765 8,187 8,102 Total Nuclear Total Fossil

PSEG Power – Gross Margin Performance and Hedging Update Regional Performance Region Q3 Gross Margin ($M) Q3 2021 Performance PJM $373 Re-contracting at lower market prices and higher cost to serve load New England $26 Lower capacity revenues related to Bridgeport Harbor Unit 3 retirement, re-contracting at lower market prices and higher cost to serve load New York $16 Re-contracting at lower market prices and higher cost to serve load PSEG Power Gross Margin ($/MWh) Quarter ended September 30 * Numbers reflect management’s view of hedge percentages and prices as of September 30, 2021. Prices for 2021, 2022 and 2023 reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components, but excluding capacity. Prices for 2024 reflect energy revenues only. Hedge includes positions with MTM accounting treatment and options. Contracted Energy* Oct – Dec 2021 2022 2023 2024 Fuel Nuclear and Fossil Nuclear Nuclear Nuclear Volume TWh 12-14 31 31 30 % Hedged 85-90% > 90% 75-80% 35-40% Price $/MWh $32 $29 $28 $29

PSEG Power – Q3 Highlights Operations Q3 2021 output flat compared to Q3 2020 Nuclear fleet achieved a capacity factor of 94.8% in Q3 2021 CCGT fleet capacity factor was 58.7% in Q3 2021 Regulatory and Market Environment PJM stakeholders, including the NJBPU, will consider incorporation of environmental attributes into future capacity market design, which may include the development of a clean capacity market construct Next PJM capacity auction (2023/2024) delayed to January 25, 2022 Sale of Fossil fleet expected to close in late Q4 2021 or early Q1 2022 Financial Total debt as a percentage of capitalization was 26% at September 30 Redeemed remaining $1.4 billion of Senior Notes on October 8 PSEG Power’s 2021 guidance for non-GAAP Operating Earnings raised to $365 million - $440 million from $350 million - $425 million Non-GAAP Adjusted EBITDA guidance has been raised to $870 million - $970 million, from $850 million - $950 million

APPENDIX

PSEG – Raising Full Year 2021 Guidance

Segment Operating Earnings Guidance and Prior Year Results (non-GAAP, except as noted)*

$ millions (except EPS)	2021E	2020
PSE&G (Net Income)	$1,430 - $1,480	$1,327
PSEG Power	$365 - $440	$430
PSEG Enterprise/Other	($20)	($16)
Operating Earnings (non-GAAP)*	$1,800 - $1,875	$1,741
Operating EPS (non-GAAP)*	**$3.55 - $3.70****	**$3.43**

PSEG Power Adjusted EBITDA (non-GAAP) *,***

$ millions (except EPS)	2021E	2020
PSEG Power	$870 - $970	$990

Note: The total of subsidiary guidance ranges are wider than the consolidated band to allow for variability by business, as they are often offset in consolidated results. E=Estimate.
* See Slide A for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power.
** Includes ~$0.10 per share of cessation of depreciation expense following Fossil assets move to assets held for sale in August.
*** Adjusted non-GAAP EBITDA for the full year 2020 includes pre-tax expenses of $36 million related to the purchase of NJ tax credits as part of the 2019 NJ Technology Tax Benefit Transfer Program. The benefit from the program's tax credits is included in the income tax expense line item and more than offsets the expenses incurred for the purchase.

PSEG

28

PSEG maintains a solid financial position PSEG Senior Unsecured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable PSEG Senior Notes Outstanding as of 9/30/2021 Sr. Notes due November 2021 $300M Sr. Notes due November 2022 $700M Sr. Notes due June 2024 $750M Sr. Notes due August 2025 $550M Sr. Notes due August 2030 $550M Sr. Notes due April 2031 $96M Total Long-term Debt Outstanding as of 9/30/2021 $2.9B PSEG Consolidated Debt to Capitalization 58% * Remaining PSEG Power Senior Notes totaling $1.4 billion were redeemed October 8, 2021. Note: Credit Ratings are as of November 2, 2021; Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding Public Service Electric & Gas Senior Secured Credit Ratings Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable 2021 PSE&G Debt Issuances as of 9/30/2021 Secured 0.95% Medium Term Notes due March 2026 $450M Secured 3.00% Medium Term Notes due March 2051 $450M Secured 1.90% Medium Term Notes due August 2031 $425M Total Long-term Debt Outstanding as of 9/30/2021 $11.8B PSEG Power Issuer Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable PSEG Power Senior Notes Outstanding as of 9/30/2021* Sr. Notes due June 2023 $700M Sr. Notes due November 2023 $250M Sr. Notes due April 2031 $404M Total Long-term Debt Outstanding as of 9/30/2021 $1.4B* PSEG Power Consolidated Debt to Capitalization 26% PSEG had approximately $3B of available liquidity at 9/30 PSEG Power had net cash collateral postings of $999M at 9/30 related to out-of-the-money hedge positions resulting from higher energy prices during the third quarter of 2021 PSEG Liquidity and Net Cash Collateral Postings

Reconciliation of Non-GAAP Operating Earnings

Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,			
	2021	2020	2021	2020	2020	2019	2018	2017
	($ millions, Unaudited)							
Net Income (Loss)	$ (1,564)	$ 575	$ (1,093)	$ 1,474	$ 1,905	$ 1,693	$ 1,438	$ 1,574
(Gain) Loss on Nuclear Decommissioning Trust (NDT)								
Fund Related Activity, pre-tax [(a)] (PSEG Power)	17	(100)	(116)	(73)	(231)	(255)	144	(133)
(Gain) Loss on Mark-to-Market (MTM), pre-tax [(b)] (PSEG Power)	666	82	998	82	81	(285)	117	167
Plant Retirements, Dispositions and Impairments, pre-tax (PSEG Power)	2,175	(122)	2,632	(122)	(122)	402	(51)	975
Oil Lower of Cost or Market (LOCOM) adjustment, pre-tax (PSEG Power)	-	-	-	11	2	-	-	-
Goodwill Impairment, pre-tax (PSEG Power)	-	-	-	-	-	16	-	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	10	-	10	-	-	58	8	77
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(c)]	(809)	53	(930)	40	106	37	(74)	(427)
Tax Reform	-	-	-	-	-	-	-	(745)
Operating Earnings (non-GAAP)	$ 495	$ 488	$ 1,501	$ 1,412	$ 1,741	$ 1,666	$ 1,582	$ 1,488
PSEG Fully Diluted Average Shares Outstanding (in millions)[(d)]	504	507	504	507	507	507	507	507
	($ Per Share Impact - Diluted, Unaudited)							
Net Income (Loss)	$ (3.10)	$ 1.14	$ (2.17)	$ 2.91	$ 3.76	$ 3.33	$ 2.83	$ 3.10
(Gain) Loss on NDT Fund Related Activity, pre-tax [(a)] (PSEG Power)	0.03	(0.20)	(0.23)	(0.15)	(0.46)	(0.50)	0.28	(0.26)
(Gain) Loss on MTM, pre-tax [(b)] (PSEG Power)	1.32	0.16	1.98	0.16	0.16	(0.56)	0.23	0.33
Plant Retirements, Dispositions and Impairments, pre-tax (PSEG Power)	4.31	(0.24)	5.22	(0.24)	(0.24)	0.79	(0.10)	1.92
Oil LOCOM adjustment, pre-tax (PSEG Power)	-	-	-	0.02	-	-	-	-
Goodwill Impairment, pre-tax (PSEG Power)	-	-	-	-	-	0.03	-	-
Lease Related Activity, pre-tax (PSEG Enterprise/Other)	0.02	-	0.02	-	-	0.11	0.02	0.15
Income Taxes related to Operating Earnings (non-GAAP) reconciling items, excluding Tax Reform [(c)]	(1.60)	0.10	(1.84)	0.08	0.21	0.08	(0.14)	(0.84)
Tax Reform	-	-	-	-	-	-	-	(1.47)
Share Differential [(d)]	-	-	(0.02)	-	-	-	-	-
Operating Earnings (non-GAAP)	$ 0.98	$ 0.96	$ 2.96	$ 2.78	$ 3.43	$ 3.28	$ 3.12	$ 2.93

(a) Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income / (Loss) instead of Other Comprehensive Income (Loss).

(b) Includes the financial impact from positions with forward delivery months.

(c) Income tax effect calculated at 28.11% statutory rate for 2021, 2020, 2019 and 2018 and 40.85% statutory rate for 2017, except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source, and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate.

(d) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months and nine months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. As a result of the use of different denominators for non-GAAP Operating Earnings and GAAP Net Loss, a reconciling line item, "Share Differential," has been added to the year to date results to reconcile the two EPS calculations.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss).

PSEG

A

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA

PSEG Power LLC - Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
	($ millions, Unaudited)				
Net Income (Loss)	$ (1,933)	$ 254	$ (2,255)	$ 437	$ 594
(Gain) Loss on NDT Fund Related Activity, pre-tax	17	(100)	(116)	(73)	(231)
(Gain) Loss on MTM, pre-tax[(a)]	666	82	998	82	81
Plant Retirements, Dispositions and Impairments, pre-tax	2,175	(122)	2,632	(122)	(122)
Oil LOCOM adjustment, pre-tax	-	-	-	11	2
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[(b)]	(806)	53	(927)	40	106
Operating Earnings (non-GAAP)	$ 119	$ 167	$ 332	$ 375	$ 430
Depreciation and Amortization, pre-tax[(c)]	47	89	218	271	360
Interest Expense, pre-tax[(c) (d)]	18	28	68	90	118
Income Taxes[(c)]	53	65	99	72	82
Adjusted EBITDA (non-GAAP)	$ 237	$ 349	$ 717	$ 808	$ 990
PSEG Fully Diluted Average Shares Outstanding (in millions)[(e)]	504	507	504	507	507

(a) Includes the financial impact from positions with forward delivery months.
(b) Income tax effect calculated at statutory rate, except for NDT related activity, which records an additional trust tax of 20%, and the additional ITC recapture related to the sale of PSEG Solar Source.
(c) Excludes amounts related to Operating Earnings (non-GAAP) reconciling items.
(d) Net of capitalized interest.
(e) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months and nine months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

PSEG Enterprise/Other - Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
	($ millions, Unaudited)				
Net Income (Loss)	$ (20)	$ 8	$ (13)	$ 1	$ (16)
Lease Related Activity, pre-tax	10	-	10	-	-
Income Taxes related to Lease Related Activity[(a)]	(3)	-	(3)	-	-
Operating Earnings (non-GAAP)	$ (13)	$ 8	$ (6)	$ 1	$ (16)
PSEG Fully Diluted Average Shares Outstanding (in millions)[(b)]	504	507	504	507	507

(a) Income tax effect calculated at a combined leveraged lease effective tax rate.
(b) Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months and nine months ended September 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss).

PSEG

B